Visa Inc. Fiscal Fourth Quarter and Full-Year 2011 Financial Results October 26, 2011 Exhibit 99.2

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 2
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the terms “expect,” “will,” “continue” and similar references to the future. Examples of such forward-looking statements include, but are not limited to, statements we make about our earnings per share, cash flow, revenue, incentive payments, expenses, operating margin, tax rate and capital expenditures and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
– the impact of new laws, regulations and marketplace barriers, particularly the rules recently promulgated under the U.S. Wall Street Reform and Consumer
Protection Act, including:
•
rules capping debit interchange rates;
•
rules expanding issuers’ and retailers’ choice among debit payment networks;
•
the spread of regulation of debit payments to credit and other product categories;
•
the spread of U.S. regulations to other countries; and
•
rules about consumer privacy and data use and security
– developments in current or future disputes and our ability to absorb their impact, including interchange, tax and antitrust;
–
macroeconomic factors, such as:
•
global economic, political, health and other conditions;
•
cross-border activity and currency exchange rates; and
•
material changes in our clients’ performance compared to our estimates;
–
industry developments, such as:
•
competitive pressure, particularly on client pricing;
•
rapid technological developments;
•
bank and merchant consolidation and their increased focus on payment card costs;
•
disintermediation from the payments value stream through new entrants, government actions or bilateral agreements; and
•
adverse changes in our relationships and reputation;
–
system developments, such as:
•
disruption of our transaction processing systems or the inability to process transactions efficiently;
•
our clients’ failure to fund settlement obligations we have guaranteed;
•
disruption of our transaction processing systems or the inability to process transactions efficiently;
•
account data breaches or increased fraudulent or other illegal activities involving our cards; and
•
issues arising at Visa Europe, including failure to maintain interoperability between our systems;
–
costs arising if  Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
–
loss of organizational effectiveness or key employees;
–
failure to integrate successfully recent acquisitions or new technologies;
–
changes in accounting principles or treatments; and
the other factors discussed under the heading “Risk Factors” in our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement because of new information or future developments or otherwise.

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 3
Solid Fiscal Fourth Quarter and
Full-Year Results
• Strong operating revenues of $2.4 billion for the fourth quarter and $9.2 billion for the full-year, up 13% and 14% over prior year
• Quarterly and adjusted annual net income of $880 million and $3.5 billion, and diluted earnings per share of $1.27 and $4.99, up 34% and 28% over prior period adjusted amounts
• Continued positive secular trends and spending momentum contributed to double-digit growth year over year in key underlying business drivers for the past two years
• Repurchased 5.2 million class A common shares during the fiscal fourth quarter at an average price of $80.87. For full-year 2011, effectively repurchased 43 million shares at an average price of $74.94 per share for a total cost of $3.2 billion

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 4
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
19% 15% 17%
YOY Change
(constant)
14% 13% 14%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
Quarter ended June
802
481
321
941
572
369
Total Visa Inc. Credit Debit
2010
2011
U.S.
469
ROW
333
U.S.
204
ROW
277
U.S.
518
ROW
423
U.S.
224
ROW
348
U.S.
294
ROW 75
U.S.
266
ROW 55

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 5
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
19% 14% 17%
YOY Change
(constant)
13% 14% 13%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter.  From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments.  Prior year volume information presented has not been updated, as changes made are not material  Figures may not sum due to rounding.
Quarter ended September
2010
2011
829
970
502
327
597
373
473
ROW
356
U.S.
207
ROW
295
U.S.
266
ROW 61
U.S.
516
ROW
453
U.S.
228
ROW
369
ROW 85
U.S.
288
ROW = Rest of World
Total Visa Inc. Credit Debit
U.S.
473

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 6
Payments Volume
US$ in billions, nominal, except percentages
Twelve Months ended June
YOY Change
(nominal)
15% 18% 16%
YOY Change
(constant)
14% 12% 17%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
3,037
1,861
1,176
3,530
2,141
1,390
Total Visa Inc. Credit Debit
Fiscal 2010
Fiscal 2011
U.S.
1,752
ROW
1,285
U.S.
781
ROW
1,080
U.S.
1,961
ROW
1,569
U.S.
846
ROW
1,295
U.S.
1,115
ROW 275
U.S.
971
ROW 206

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 7
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
17% 16% 17%
YOY Change
(constant)
14% 13% 15%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter.  From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments.  Prior year volume information presented has not been updated, as changes made are not material Figures may not sum due to rounding.
Twelve Months ended September
Total Visa Inc. Credit Debit
ROW 220
U.S.
1,808
ROW
1,337
U.S.
794
ROW
1,116
U.S.
2,004
U.S.
867
U.S.
1,137
U.S.
1,014
ROW
1,666
ROW
1,368
ROW 299
3,145
1,910
1,235
3,670
2,235
1,435
ROW = Rest of World
Fiscal 2010
Fiscal 2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 8
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
26% 14% 10% 37% 42%
YOY Change
(constant)
10% 15% 8% 28% 35%
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2010
2011
469
198
62
48
24
518
248
85
55
35
United States Asia Pacific Latin America and
Caribbean
Canada
Central and
Eastern Europe,
Middle East and
Africa
Quarter ended June

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 9
Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
YOY Change
(nominal)
28% 14% 9% 31% 40%
YOY Change
(constant)
17% 7% 9% 25% 37%
Quarter ended September
2010
2011
473
212
68
49
27
516
271
90
55
37
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 10
1,752
771
240
183
91
1,961
931
312
204
122
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
21% 12% 12% 30% 34%
YOY Change
(constant)
12% 13% 7% 26% 32%
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Twelve Months ended June
2010
2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 11
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
23% 13% 11% 32% 37%
YOY Change
(constant)
15% 7% 11% 26% 34%
Twelve Months ended September
2010
2011
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
1,808
800
253
187
97
2,004
990
333
211
133
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 12
Transactions
in millions, except percentages
Quarter ended June Quarter ended September
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
YOY
Change
10% 11% 9% 9%
2010
2011
17,582
11,721
19,404
13,038
Total Transactions Processed
Transactions
Credit
35%
Debit
65%
Credit
35%
Debit
65%
18,149
12,119
19,779
13,263
Total Transactions Processed
Transactions
Credit
35%
Debit
65%
Credit
36%
Debit
64%

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 13
Transactions
in millions, except percentages
Twelve Months ended June Twelve Months ended September
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
YOY
Change
13% 14% 11% 12%
2010
2011
Credit
36%
Debit
64%
Credit
35%
Debit
65%
Credit
36%
Debit
64%
Credit
35%
Debit
65%
Total Transactions Processed
Transactions
Total
Transactions
Processed
Transactions
Total
66,158
43,755
74,456
49,778
68,423
45,411
76,084
50,922

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 14
Total Cards
in millions, except percentages
YOY
Change
7% 4% (1%)
Note: From time to time, previously submitted card information may be updated.  Prior year card information presented has not been updated, as changes made are not material
2010
2011
772
1,065
1,837
766
1,137
1,903
Credit Debit Visa Inc.
Quarter ended June

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 15
Revenue – Q4 2011
US$ in millions, except percentages
YOY
Change
37% 13% 17%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Percentage of
Gross Revenues
19% 81%
2,538
(421)
2,117
2,959
(576)
2,383
Gross Revenues Incentives Net Operating Revenues
Fiscal 2010
Fiscal 2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 16
Revenue – Fiscal Year 2011
US$ in millions, except percentages
Percentage of
Gross Revenues
17% 83%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
21% 14% 15%
9,625
(1,560)
8,065
11,068
(1,880)
9,188
Gross Revenues Incentives Net Operating
Revenues
Fiscal 2010
Fiscal 2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 17
Revenue Detail – Q4 2011
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
10% 23% 21% 3%
Fiscal 2010
Fiscal 2011
912
840
619
167
1,105
925
758
171
Service
Revenues
Data Processing
Revenues
International
Transaction
Revenues
Other Revenues

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 18
Revenue Detail – Fiscal Year 2011
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
11% 17% 22% (8%)
Fiscal 2010
Fiscal 2011
3,497
3,125
2,290
713
4,261
3,478
2,674
655
Service
Revenues
Data Processing
Revenues
International
Transaction
Revenues
Other Revenues

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 19
Operating Margin – Q4 2011
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
13% 2% 4 ppts 22%
Fiscal 2010
Fiscal 2011
53%
2,117
1,004
1,113
57%
2,383
1,021
1,362
Operating
Margin
Net Operating
Revenues
Total Operating
Expenses
Operating
Income

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 20
Operating Margin – Fiscal Year 2011
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
14% 7% 2 ppts 19%
Fiscal 2010
Fiscal 2011
57%
8,065
3,476
4,589
59%
9,188
3,732
5,456
Operating
Margin
Net Operating
Revenues
Total Operating
Expenses
Operating
Income

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 21
Operating Expenses – Q4 2011
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
2% 7% 10% (19%) (1)% (11%) NM
353
119
233
108
78
117
(4)
388
106
239
115
77
95
1
Personnel Network
and Processing
Marketing Professional Fees Depreciation
and Amortization
General
and
Administrative
Litigation
Provision
Fiscal 2010
Fiscal 2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 22
Operating Expenses – Fiscal Year 2011
US$ in millions, except percentages
Note: Growth rates calculated based on whole numbers, not rounded numbers.
YOY
Change
18%
19%
15% 9% (10%) (16%)
NM
1,222
425
964
286
265
359
(45)
1,459
357
870
337
288
414
7
Personnel Network
and
Processing
Marketing Professional Fees Depreciation and
Amortization
General and
Administrative
Litigation
Provision
Fiscal 2010
Fiscal 2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 23
Other Income (Expense)
Fiscal Year 2011
US$ in millions
The following table presents components of our other income (expense).
Gain on sale of investment in CBSS 85 $
Revaluation of Visa Europe put option 122
Other
(1)
(7)
Total other income 200 $
(1) Amount primarily represents interest expense, other investment income and the accretion associated with litigation settlements to be paid over periods longer than one year.

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 24
Other Financial Results
• Cash, cash equivalents, restricted cash, and available-for-sale investment securities of $6.9 billion at the end of the fiscal year, which includes $2.9 billion of restricted cash in the litigation escrow account
• Free cash flow of $3.9 billion was fully deployed to effectively repurchase 43 million shares at $3.2 billion, pay $423 million in dividends, and finance PlaySpan and Fundamo acquisitions of $268 million
• Capital expenditures of $117 million and $353 million during the fiscal fourth quarter and the full-year 2011, respectively
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 25
Financial Metrics for Fiscal Year 2012
Under $1
billion
Marketing expenses
Annual operating margin
About 60%
17% to 18%
range
Client incentives as % of gross revenues
Annual net revenue growth
High single to
low double
digit range

Fiscal Fourth Quarter and Full-Year 2011 Financial Results 26
Financial Metrics for Fiscal Year 2012
*Excludes impact of possible non-cash revaluation of deferred tax liabilities, which could decrease the GAAP tax rate to
30% to 31%. These deferred tax liabilities are primarily associated with indefinite-lived intangible assets recorded as part of Visa’s October 2007 reorganization.
Capital expenditures
Adjusted annual diluted class A common stock
earnings per share growth
Mid to high
teens
range
Adjusted tax rate*
33% to 34%
range
Annual free cash flow
Above $4
billion
$350 million
to $400
million range

Appendix Reconciliation of Non-GAAP Measures

Fiscal Fourth Quarter and Full-Year 2011 Financial Results
Adjusted Net Income and Earnings
US$ in millions, except per share data
Management believes the presentation of adjusted net income and diluted earnings per share provides a clearer understanding of our operating performance for the periods. The revaluation of the Visa Europe put option during the third fiscal quarter resulted in non-cash, non-operating income during fiscal 2011. The reduction in the fair value of the put option was primarily the result of declines in our estimated long-term price-to-earnings ratio and does not reflect any change in the likelihood that Visa
Europe will exercise its option.  Management therefore believes that the resulting non-operating income is not indicative of
Visa’s performance in the current or future periods.
(1) Non-cash, non-operating income resulting from the revaluation of this financial instrument is not subject to tax.
September 30, 2011 September 30, 2011
Net income attributable to Visa Inc. (as reported) 880 774 3,650 2,966
Revaluation of Visa Europe Put option
(1)
- (79) (122) (79)
Adjusted net income attributable to Visa Inc.
880 695 3,528 2,887
692 731 707 739
Adjusted diluted earnings per share
1.27 0.95
4.99
3.91
Diluted earnings per share (as reported) 1.27 1.06
5.16
4.01
Impact of the revaluation of Visa Europe put option
-
0.17
0.10
Three months ended Twelve months ended
Weighted average number of diluted shares
outstanding (as reported)
September 30, 2010 September 30, 2010
0.11
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
A1

Fiscal Fourth Quarter and Full-Year 2011 Financial Results
Calculation of Free Cash Flow
US$ in millions
(1) Includes changes in client incentives, trade receivables/payable, settlement receivable/payable, and personnel incentives.
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported)
880
3,650
Capital Assets + Depreciation and amortization 77 288
- Capital expenditures (117) (40) (353) (65)
Litigation
+ Litigation provision 1 7
+ Accretion expense 2 11
- Settlement payments (90) (302)
+ Settlement payments funded by litigation escrow 70 (17) 280 (4)
Share-based Compensation
+ Share-based compensation 32 154
Pension
+ Pension expense 10 34
- Pension contribution (74) (64) (74) (40)
Taxes
+ Income tax expense 476 2,010
- Income taxes paid (480) (4) (1,731) 279
Visa Europe Put Option
- Fair Value Adjustment - (122)
Changes in Working Capital
(1)
+/- Changes in other working capital accounts (45) 6
Total Free Cash Flow 742 3,858
Less: PlaySpan and Fundamo
Acquisitions
- Purchase consideration, net of cash received - (268)
Adjusted Free Cash Flow 742 3,590
Three Months Ended
September 30, 2011
Twelve Months Ended
September 30, 2011
A2

Fiscal Fourth Quarter and Full-Year 2011 Financial Results
Impact of PlaySpan Acquisition
US$ in millions, except per share data
The following table presents the impact of the PlaySpan acquisition on Visa’s fiscal fourth quarter and full-year adjusted diluted earnings per share.
(1)
(2)
(3) Represents tax rate applicable to PlaySpan.
(4)
(5)
Operating revenues recognized by Visa related to PlaySpan transactions.  Amount primarily represents data processing revenues.
Operating expenses incurred by Visa related to PlaySpan.  Amounts incurred subsequent to the acquisition primarily represent personnel, amortization of intangibles and normal operating expenses.
Amount primarily represents professional fees related to closing the transaction and some minor compensation expense, which are non-deductible for tax purposes.
See slide A1 for a reconciliation of adjusted diluted earnings per share to GAAP diluted earnings per share.
Net income attributable to Visa Inc. (as reported) 880 $                                3,650 $
Revaluation of Visa Europe Put option - (122)
Adjusted net income attributable to Visa Inc. 880 $                                3,528 $
Taxable PlaySpan adjustments:
Less: Operating revenue
(1)
(10) (18)
Addback: Deductible operating expenses
(2)
22 43
Subtotal of taxable adjustments 12 25
Tax rate
(3)
39% 39%
Tax impact of adjustments (4) (10)
Impact of taxable PlaySpan adjustments 8 15
Addback: Non-deductible adjustments
(4)
- 8
Impact of PlaySpan 8 23
Adjusted net income attributable to Visa Inc. 888 $                                3,551 $
Weighted average number of diluted shares outstanding  (as reported) 692 707
Adjusted diluted earnings per share, excluding impact of PlaySpan acquisition 1.28 $                               5.02 $
Adjusted diluted earnings per share
(5)
1.27 $                               4.99 $
Impact of PlaySpan acquisition (0.01) $                              (0.03) $
A3
Three Months Ended Twelve Months Ended
September 30, 2011 September 30, 2011

Fiscal Fourth Quarter and Full-Year 2011 Financial Results
Impact of Fundamo Acquisition
US$ in millions, except per share data
The following table presents the impact of the Fundamo acquisition on Visa’s fiscal fourth quarter and full-year adjusted diluted earnings per share.
A4
(1)
(2)
See slide A1 for a reconciliation of adjusted diluted earnings per share to GAAP diluted earnings per share.
Represents the net operating results of Fundamo recognized by Visa since the acquisition in June 2011.
Three Months Ended
September 30, 2011
Twelve Months Ended
September 30, 2011
Net income attributable to Visa Inc. (as reported) 880 $                                   3,650 $
Revaluation of Visa Europe Put option - (122)
Adjusted net income attributable to Visa Inc.
880 $                                   3,528 $
After tax impact of Fundamo
(1)
10 $                                     14 $
Adjusted net income attributable to Visa Inc.
890 $                                   3,542 $
Weighted average number of diluted shares outstanding (as reported) 692 707
Adjusted diluted earnings per share, excluding impact of Fundamo acquisition
1.28 $                                  5.01 $
Adjusted diluted earnings per share
(2)
1.27 $                                  4.99 $
Impact of Fundamo acquisition
(0.01) $                                 (0.02) $